Asset Impairment Charges and Reversals	12 Months Ended
Dec. 31, 2020
Disclosure of impairment of assets [Abstract]
Asset Impairment Charges and Reversals	Asset Impairment and Reversals
As part of the Corporation’s monitoring controls, long-range forecasts are prepared for each CGU. The long-range forecast estimates are used to assess the significance of potential indicators of impairment and provide criteria to evaluate adverse changes in operations. The Corporation also considers the relationship between its market capitalization and its book value, among other factors, when reviewing for indicators of impairment. When indicators of impairment are present, the Corporation estimates a recoverable amount for each CGU by calculating an approximate fair value less costs of disposal using discounted cash flow projections based on the Corporation’s long-range forecasts. The valuations used are subject to measurement uncertainty based on assumptions and inputs to the Corporation’s long-range forecast, including changes to fuel costs, operating costs, capital expenditures, external power prices and useful lives of the assets extending to the last planned asset retirement in 2073.

A. 2020
Sundance Unit 3
In the third quarter of 2020, the Corporation recognized an impairment on Sundance Unit 3 in the amount of $70 million in the Alberta Thermal segment, due to the Corporation's decision to retire the unit (see Note 4(O)). Previously, the Corporation had expected Sundance Unit 3 to remain mothballed until November 2021. As there were no estimated future cash flows from power generation expected to be derived from the unit, the unit was removed from the Alberta merchant CGU and immediately written down to the recoverable value of the scrap materials.

BC Hydro Facility
In the third quarter of 2020, the Corporation recorded an impairment of $2 million in the Hydro segment, due to a review of water resources that resulted in a revision to the forecasted production at a BC hydro facility. The impairment assessment was based on fair value less costs of disposal using discounted cash flow projections based on the Corporation's long-range forecasts. The resulting fair value measurement is categorized as a Level III fair value measurement. The key assumptions impacting the determination of fair value are electricity production and sales prices, which are subject to measurement uncertainty.

Centralia Land
In the fourth quarter of 2020, the Corporation recognized an impairment of $9 million (US$7 million) in the Centralia segment due to a decrease in the fair value of the land determined through a third-party appraiser.

In addition to the asset impairments noted above, a net asset impairment of $3 million was recognized for changes in the decommissioning and restoration liabilities related to the Centralia mine and Sundance Unit 1, which are no longer operating and have reached the end of their useful lives (see Note 23).

B. 2019
Centralia Thermal Facility
In 2012, the Corporation recorded an impairment of $347 million relating to the Centralia thermal facility CGU. As part of the annual impairment test, the Corporation considers possible indicators of impairment at the Centralia thermal facility CGU. In 2019, an internal valuation indicated the fair value less costs of disposal of the Centralia thermal facility CGU exceeded the carrying value, resulting in a full recoverability test in 2019. The updated fair value included sustained changes in the power price market and cost of coal due to contract renegotiations. As a result of the recoverability test, an impairment reversal of $151 million was recorded in the Centralia segment.
The valuations are categorized as Level III fair value measurements and subject to measurement uncertainty based on the key assumptions outlined below, and on inputs to the Corporation’s long-range forecast, including changes to fuel costs, operating costs, capital expenses and the level of contractedness under the Memorandum of Agreement ("MOA") for coal transition established with the State of Washington. The valuation period includes cash flows until the decommissioning of the facility in 2025.

The Corporation utilized the Corporation's long-range forecast and the following key assumptions in 2019 compared with 2016 assumptions, which was the most recent detailed valuation:

	2019	2016
Mid-Columbia annual average power prices	US$30 to US$42 per MWh	US$22 to US$46 per MWh
On-highway diesel fuel on coal shipments	US$2.35 to US$2.40 per gallon	US$1.69 to US$2.09 per gallon
Discount rates	5.2 to 6.4 per cent	5.4 to 5.7 per cent
During 2019, the Corporation adjusted the Centralia mine decommissioning and restoration provision as management no longer believes that the fine coal recovery and reclamation work will occur as originally proposed. At the end of 2019, the Corporation's best estimate of the decommissioning and restoration provision increased by $141 million. Since the Centralia mine is no longer operating and reached the end of its useful life in 2006, this adjustment results in the immediate recognition of the full $141 million, through asset impairment charges in net earnings.

Refer to Note 3(A)(III) and 23 for further details on the Centralia mine decommissioning and restoration provision.

Assets Held for Sale
In the fourth quarter of 2019, the Corporation identified several trucks and associated inventory to be sold within the Alberta Thermal segment and accordingly wrote the assets down to net realizable value, resulting in an impairment charge of $15 million.

C. 2018

Sundance Unit 2
In the third quarter of 2018, the Corporation recognized an impairment charge on Sundance Unit 2 in the amount of $38 million, due to the Corporation’s decision to retire Sundance Unit 2. Previously, the Corporation had expected Sundance Unit 2 to remain mothballed for a period of up to two years and therefore remain within the Alberta merchant CGU. The impairment assessment was based on value in use and included the estimated future cash flows expected to be derived from the unit until its retirement on July 31, 2018. Discounting did not have a material impact.
Lakeswind and Kent Breeze
On May 31, 2018, TransAlta Renewables acquired an economic interest in Lakeswind through the subscription of tracking preferred shares of a subsidiary of the Corporation and also purchased Kent Breeze (see Note 4(V)). In connection with these acquisitions, the assets were fair valued using discount rates that average approximately seven per cent. Accordingly, the Corporation has recorded an impairment of $12 million using the valuation in the agreement as the indicator of fair value less cost of disposal in 2018. The impairment charge had an $11 million impact on PP&E and a $1 million impact on intangible assets (refer to Note 18 and 20).
D. Project Development Costs
During 2020, the Corporation wrote off nil (2019 — $18 million; 2018 — $23 million) in project development costs related to projects that are no longer proceeding.